Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I

Mid Cap Value Fund

(the “Fund”)

Supplement dated June 26, 2024, to the Summary Prospectus and the

Prospectus of the Fund, each dated October 1, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers – Boston Partners” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Boston Partners
Steven L. Pollack Portfolio Manager	2011
Timothy Collard Assistant Portfolio Manager	2023

The fourth, fifth, sixth, and seventh paragraphs of the Prospectus, related to the Mid Cap Value Fund, in the section entitled “Management-Investment Subadvisers- Boston Partners Global Investors, Inc. d/b/a Boston Partners (“Boston Partners”)” are deleted in its entirety and replaced with the following:

Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation of Japan. Boston Partners is a value equity asset manager with $90.06 billion in assets under management as of June 30, 2023.

A portion of the Mid Cap Value Fund is managed by Steven L. Pollack, CFA, and Timothy Collard.

Mr. Pollack is a portfolio manager for the Boston Partners Mid Cap Value Equity product. He has been with Boston Partners since May of 2000. Mr. Pollack began his career in the investment industry in 1984.

Mr. Collard is Assistant Portfolio Manager to Steve Pollack, in security selection, portfolio construction, and risk management. Mr. Collard joined Boston Partners as an analyst in 2018. He began his career in the investment industry in 2005.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.